SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 1999

                               NFO WORLDWIDE, INC.
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               (Exact name of registrant as specified in charter)

Delaware                      0-21460                        06-1327424
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(State or other               (Commission                    (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)

2 Pickwick Plaza, Greenwich, Connecticut                     06830
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (203) 629-8888
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Item 5.  Other Events

         InsightExpress, L.L.C. has been formed by NFO Worldwide, Inc. to provide automated market research via the internet. InsightExpress, L.L.C. has obtained a $25,000,000 equity investment pursuant to the Securities Purchase Agreement, dated October 18, 1999, between InsightExpress, L.L.C. and IX Holding Co., Inc., an affiliate of General Atlantic Partners.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

                  Exhibit Number        Description
                  --------------        -----------
                       10.1             Securities Purchase Agreement, dated
                                        October 18, 1999, between
                                        InsightExpress, L.L.C. and IX Holding
                                        Co., Inc.

                       10.2 Amended and Restated Limited Liability Company Operating Agreement of InsightExpress, L.L.C., dated as of October 18, 1999.

                       10.3 Master Investors Rights Agreement, dated October 18, 1999, by and among IX, Inc., IX Holding Co., Inc., InsightExpress, L.L.C. and the persons named therein.

                       99               Press Release of NFO Worldwide, Inc.
                                        dated October 19, 1999.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NFO WORLDWIDE, INC.


Date: October 19, 1999                By: /s/ Patrick G. Healy
                                          --------------------
                                          Patrick G. Healy
                                          President - Australasia and the Middle
                                          East, and Chief Financial Officer
                                          (Authorized Officer of Registrant and
                                          Principal Financial Officer)
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                                  Exhibit Index


             Exhibit Number        Description
             --------------        -----------
                  10.1             Securities Purchase Agreement, dated
                                   October 18, 1999, between
                                   InsightExpress, L.L.C. and IX Holding
                                   Co., Inc.

                  10.2 Amended and Restated Limited Liability Company Operating Agreement of
                                   InsightExpress, L.L.C., dated as of
                                   October 18, 1999.

                  10.3 Master Investors Rights Agreement, dated October 18, 1999, by and among IX, Inc., IX Holding Co., Inc., InsightExpress, L.L.C. and the persons named therein.

                  99               Press Release of NFO Worldwide, Inc.
                                   dated October 19, 1999.